Exhibit 99.2

 Company Update  February 25, 2021  Genesee GardensFlint Township, MI

 Forward-Looking Statements, Non-GAAP and Other Information  1  IN GENERAL. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.”  Throughout this Presentation, New Senior Investment Group Inc. (NYSE: SNR) is referred to as “New Senior,” the “Company,” “SNR” or “we.”FORWARD-LOOKING STATEMENTS. Certain information in this Presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding New Senior’s 2021 strategic priorities and expectations with respect to the potential range of 2021 financial results; the expected impact of the COVID-19 pandemic on our business, liquidity, properties, operators and the health systems and populations that we serve; the cost and effectiveness of measures we have taken to respond to the COVID-19 pandemic, including health and safety protocols and system capacity enhancements that are intended to limit the transmission of COVID-19 at our properties; our expected occupancy rates and operating expenses; and the declaration or amount of any future dividend. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to the continuing impact of COVID-19 on our operations and the operation of our facilities, including ongoing cases at certain of our facilities, the speed, geographic reach and duration of the COVID-19 pandemic; the legal, regulatory and administrative developments that occur at the federal, state and local levels; the efficacy of our operators’ infectious disease protocols and prevention efforts; the broader impact of the pandemic on local economies and labor markets; the overall demand for our communities in the recovery period following the pandemic; our ability to successfully manage the asset management by third parties; and market conditions generally which affect demand and supply for senior housing. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of these and other risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports filed with the Securities and Exchange Commission, which are available on the Company’s website (www.newseniorinv.com). New risks and uncertainties emerge from time to time, and it is not possible for us to predict or assess the impact of every factor that may cause our results to differ materially from those anticipated by any forward-looking statements. Forward-looking statements contained herein, and all statements made in this Presentation, speak only as of the date of this Presentation, and the Company expressly disclaims any duty or obligation to release publicly any updates or revisions to any statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.NON-GAAP FINANCIAL INFORMATION. This Presentation includes information based on financial measures that are not recognized under generally accepted accounting principles (“GAAP”), such as NOI, cash NOI, adjusted same store cash NOI, Normalized FFO, AFFO and Normalized FAD. You should use non‐GAAP information in addition to, and not as an alternative to, financial information prepared in accordance with GAAP. See the end of this Presentation for reconciliations to the most comparable GAAP measures and an explanation of each of our non-GAAP measures. Our non-GAAP measures may not be identical or comparable to measures with the same name presented by other companies due to differences in calculation, capital structure or other factors. PAST PERFORMANCE. In all cases where historical results are presented or past performance is described, we note that past performance is not a reliable indicator of future results and performance.GLOSSARY. See the Glossary at the end of this Presentation for an explanation of various terms used herein.

 Table of Contents  SECTIONS      PAGES  I.   Overview and Executive Summary    3 – 11  II.  COVID-19 Situation Update    12 – 15  III.  Financial Update    16 – 22  IV.  Appendix    23 – 31  2

New Senior Overview

New Senior Investment Group Inc. (NYSE: SNR) is a publicly-traded REIT with a portfolio of 102 Independent Living (IL) properties and one NNN leased property

The only pure play, publicly-traded senior housing REIT in the U.S.

- *100% private pay senior housing*
- *All properties wholly owned*

Uniquely positioned to capitalize on long-term industry fundamentals

- *95% of NOI from high-margin IL properties*[1]
- *All IL properties in managed structure*



Pure Play REIT
Uniquely Positioned
New Senior
Investment Group
103 Properties
12,404 Units
Geographic Diversification & Scale
Experienced Operator Mix

One of the largest owners of senior housing with a national footprint

- *11th largest owner of senior housing*[2]
- *Diversified across 36 states*

Partnered with experienced senior housing operators

- *5 operator relationships*[3]
- *Our largest operator is Holiday: 3rd largest senior housing operator*[2]

1) Percentage calculated based on 2020 NOI.
2) ASHA, "50 Largest U.S. Seniors Housing Real Estate Owners and Operators," June 1, 2020.
3) Proforma for transitions to Atria Senior Living.

3

 Geographically Diversified Portfolio  Properties located in 36 different states, generally outside of major metropolitan areas65% of NOI generated from properties located in secondary and tertiary markets(1)  4  As defined by National Investment Center for Seniors Housing & Care (NIC); Tertiary markets include Additional markets and markets not covered by NIC.Percentages calculated based on 2020 NOI.  Markets(1)  Assets  % of NOI(2)   Primary  32  35%   Secondary  32  32%   Tertiary  39  33%                                                                                                                                                                                                                                                                                                                            Managed PropertiesNNN Lease        Fleming PointRochester, NY    Marion WoodsOcala, FL  Top 5 States  Assets  % of NOI(2)   California  9  11%   North Carolina  8  10%   Florida  9  9%   Pennsylvania  5  8%   Oregon  8  7%    Vista De La MontanaSurprise, AZ  103 Properties  12,404 Units  36 States  100% Private Pay

 Executive Summary  Maple SuitesDover, NH

Executive Summary

- **Almost a year in, the COVID-19 pandemic continues to impact our operations and financial results**
  - The health and safety of our residents and associates has been, and remains, our top priority
  - While new case activity trended higher through January, we have recently seen a substantial decline in case counts at a national level and at our communities
- **The pandemic had a significant impact on occupancy in 2020, with ending occupancy down 690bps versus 2019**
  - Occupancy declines slowed in 4Q20 (versus 3Q and 2Q) but trends began to worsen in November with rising case counts
  - In 2021, January fell 80bps sequentially with an additional 60bps decline expected in February
- **However, we are beginning to see encouraging signs emerge**
  - Leads and tours have increased in January and February versus late-2020 levels
  - As of February 22, weekly number of cases has declined 78% from recent peak in January 2021
  - Vaccine distribution is accelerating – 83% of our communities have held vaccine clinics or have a confirmed provider
- **Attributes unique to our Independent Living ("IL") portfolio have helped mitigate occupancy and NOI declines**
  - No healthcare exposure and a more flexible expense structure enables operators to tightly manage expenses
  - To date, our IL portfolio has experienced lower occupancy and NOI declines versus the broader industry
- **Full year 2020 financial results were in-line with revised expectations provided in October**
  - Total same store cash NOI down 5.1% YoY (versus revised expectations of down 4% to 6%)
  - $0.71 AFFO per share (versus revised expectations of $0.69 – $0.72)

New Senior Investment Group
6

Executive Summary (cont'd)

- **It remains difficult to predict when a recovery will begin and what shape it will take**
- **We expect the pandemic to continue to impact operations and financial results in 2021**
  - However, increasing leads, declining cases and vaccine rollout provide optimism for a recovery to begin in 2021
- **Safely managing through the pandemic remains our top priority in 2021, including the distribution of vaccines**
  - Expect to continue strict expense controls and preservation of liquidity until occupancy begins to grow
- **Despite ongoing pandemic, we expect to advance our strategic priorities this year, including:**
  - Addressing operator alignment and diversification
  - Positioning our portfolio for the recovery and organic growth
  - Strengthening the balance sheet
- **Consistent with our priorities, we have entered into a new strategic partnership with Atria Senior Living**
  - Transitioning the management of 21 communities in the second quarter
  - Represents a significant step in our ongoing effort to improve operator diversification and alignment
- **Despite challenges presented by the pandemic, senior housing fundamentals remain compelling**
  - Aging population and demographic trends unabated by pandemic; expected to drive demand for decades to come
  - Favorable supply dynamics as new construction starts and deliveries slowing considerably

New Senior Investment Group
7

2020 Summary – Navigating Through The Pandemic

- **Despite challenging backdrop, continued to advance initiatives and priorities**

1 *COVID-19 Management*

- ✓ Established principles to guide actions during pandemic, including a focus on safety of our residents and associates
- ✓ Worked closely with operators to track and understand trends; advised & assisted on developing COVID plans
- ✓ Early actions helped mitigate the impact at communities

2 *Financial Results*

- ✓ Total same store cash ***NOI down 5.1% YoY*** – mid-point of revised expectations range & significantly better than industry
- ✓ ***AFFO of $0.71*** per share – at top end of pre-COVID revised expectations range and in-line with revised expectations

3 *Balance Sheet & Liquidity*

- ✓ Completed ~$400 million of refinancings, improving interest costs & extending debt maturities by 2 years
- ✓ Opportunistically executed interest rate swap to increase fixed rate debt exposure from 52% to 72%
- ✓ Repaid $20 million of preferred stock in December 2020 (remaining $20 million due in December 2021)

4 *Portfolio Management*

- ✓ Successfully completed sale of 28 AL/MC assets for $385 million in February 2020 (immediately pre-COVID)
- ✓ Resulted in a uniquely focused, low acuity and private pay senior housing portfolio

5 *Governance*

- ✓ Appointed 2 new independent Board directors since November 2020
- ✓ Continued to improve corporate governance practices

New Senior Investment Group

8

New Strategic Partnership with Atria Senior Living

- **In January 2021, New Senior entered into new strategic partnership with Atria Senior Living ("Atria")**
  - New partnership includes transitioning the management of 21 properties from Holiday Retirement to Atria
  - Expect to complete transitions in 2Q21
- **Atria is a best-in-class operator with significant experience successfully managing Independent Living properties**
  - Data-driven operator with proven history of growing occupancy and NOI through proprietary tools and systems
  - Successful track record transitioning and improving performance of similar IL-only properties
  - An industry leader during the COVID-19 pandemic
  - Transition portfolio is concentrated in markets and regions that align with Atria's geographic footprint

Benefits

- ✓ *Establishes partnership with one of the largest & most innovative operators in the industry*
- ✓ *New management agreement improves owner / operator alignment*
- ✓ *Advances our stated objective of improving operator diversification*
- ✓ *Partner with a strong track record of managing capital expenditure programs and redevelopment projects*
- ✓ *Provides new perspectives and best practices to drive organic growth*
- ✓ *Establishes new partner for external growth opportunities*

Atria Senior Living Overview

Leadership	John Moore - CEO *Tenure of 17 years*
Number of Properties Managed	206
Independent Living Expertise	61 IL-only properties 31% of total units are IL
Geographic Presence	28 states 7 Canadian provinces
Operating History	24 years

New Senior Investment Group
9

New Senior Operator Mix[1]

- **New Senior has relationships with five different operating partners**
  - Largest relationship with Holiday Retirement, the 3rd largest operator in the U.S. and primarily focused on IL
  - New relationship with Atria Senior Living, the 7th largest operator in the U.S. and experienced across IL and AL/MC
- **Continue to believe that Holiday is a very strong operator, particularly in the IL space**
  - Post-transition, Holiday will manage ~75% of our portfolio and remains an important partner
  - Decision to transition properties is driven by New Senior's stated goal of increasing its operator diversification
- **Represents a significant step in our ongoing effort to improve operator diversification and alignment**

Operator Diversification

As of Year End 2020


Holiday: 95% of portfolio

Proforma for Transition


Atria: 20% of portfolio
Holiday: 75% of portfolio

Operator Diversification Post-Atria Transition

SNR Operator	Total Properties	SNR Properties	% of Properties
Holiday Retirement	240	77	75%
Atria Senior Living	206	21	20%
Merrill Gardens Senior Living	70	3	3%
Watermark Retirement Communities	57	1	1%
Grace Mgmt Inc. A CPF Living Company	57	1	1%

1) ASHA, "50 Largest U.S. Seniors Housing Real Estate Owners and Operators," June 1, 2020. Proforma for transition to Atria.

New Senior Investment Group

10

Benefits of Independent Living

- **Independent Living benefits from several key features versus other senior housing products**

More Resilient Acuity Type Through Pandemic	✓ Occupancy less impacted due to fewer restrictions on move-ins and more stable move-outs ✓ Flexible operating model enables operators to tightly manage expenses
100% *Private Pay*	✓ Not exposed to payment risk from changes in government reimbursement programs ✓ Less regulatory oversight since properties do not require healthcare licenses
~60% *Residents under 85 years of age*	✓ Earlier entry age than other acuity types – closer to approaching demographic wave ✓ More active resident population
~3 Years *Length of stay*	✓ Longer average length of stay versus other acuity types ✓ Average length of stay of ~3 years, versus ~2 years for AL/MC
~40% *Operating margins*	✓ Generally higher and more stable NOI margins than other acuity types ✓ Less labor-intensive staffing model since no healthcare services provided by IL operators
140bps *Lower construction rate historically*	✓ Less new supply over the past 3 years versus other acuities ✓ Average construction rate of 5.7% since 2018, versus 7.1% for AL/MC

New Senior Investment Group

11

 COVID-19 Situation Update

COVID-19 Cases & Trends[1]

- **As of February 22, our portfolio has 73 active cases (60 residents and 13 associates) across 23 properties**
  - Spread within properties has remained relatively low – 20 of the 23 properties have less than 4 active cases
- **After increasing from September through January, rate of new cases has slowed significantly in recent weeks**
  - As of February 22, weekly new cases in our portfolio are *down 78%* from recent peak in January
  - Percentage of portfolio with active cases also trending lower, down from 50% peak in January to 22% currently
- **Rate of cases within our portfolio has continued to generally track broader US trends**
  - Continued rapid decline is encouraging – new national cases currently *down 72%* from recent peak in January

New COVID-19 Cases – Monthly Trend


14
111
40
20
43
24
12
52
120
260
246
159
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb MTD
New SNR Resident Cases
New SNR Associate Cases
Total US New Daily Cases

Current Impact on Portfolio


3 properties w/ 4+ active cases
20 properties w/ 1-3 active cases
103 Properties
80 properties w/ no active cases

New Senior Investment Group

1) All national COVID-19 case data per Johns Hopkins University.

13

COVID-19 Impact on Senior Housing

- **COVID-19 has had a material impact on senior housing operations, occupancy and financial results**
  - Operators had to adapt components of the business to keep residents & employees safe, including sales & marketing, dining, activities, housekeeping, maintenance & transportation
  - As a result, occupancy declined significantly & operating expenses have increased across the industry
- **To date, Independent Living properties have performed better than other acuity types**
  - ✓ Experienced lower occupancy declines than AL/MC
  - ✓ More flexible operating model and lower COVID-19 related expenses due to lack of healthcare services
- **While vaccine developments are encouraging, the pandemic is expected to continue to impact results in near-term**

T3 Occupancy Decline from 1Q20 to January 2021(1)



Senior Housing
Majority AL
Majority IL
SNR
(720bps)
(810bps)
(640bps)
(630bps)

NOI YoY Growth Throughout Pandemic(2)



2Q20
3Q20
4Q20
(3.4%)
(8.1%)
(10.1%)
(35.4%)
(37.7%)
(28.1%)
SHOP
SNR

1) Intra-quarterly data per NIC for all markets and New Senior average occupancy.
2) SHOP Growth represents average of Big 3 same store portfolio performance reported in specified quarters (VTR, PEAK, WELL). SNR based on Independent Living same store cash NOI results.

New Senior Investment Group

14

Vaccine Update

- **Despite Independent Living being excluded from Phase 1a of the federal vaccine program, our operators have worked tirelessly to set up and conduct vaccine clinics at our communities**
  - 83% of the properties in our portfolio have now conducted at least one clinic or have a confirmed provider
- **Process, provider and timing all continue to vary significantly by geography**
  - Providers primarily include pharmacies, medical centers, local health departments, and grocery stores
- **Vaccine participation continues to be major focus: currently trending at 80% for residents and 50% for associates**
- **Rate of new cases has slowed dramatically in recent weeks as vaccine rollout has accelerated**

Property Vaccine Status



18 properties with no provider confirmed
17%
57 properties with at least one clinic conducted
103 Properties
55%
22 properties with provider confirmed
21%
6%
6 properties with clinic dates confirmed

Cumulative Initial Clinics (% of Portfolio)



60%
50%
40%
30%
20%
10%
0%
3/4: 63 initial clinics conducted or scheduled
2/22: 57 initial clinics conducted to date
12/29: First SNR clinic conducted in Tallahassee, FL
12/28
1/4
1/11
1/18
1/25
2/1
2/8
2/15
2/22
3/1
New Weekly Cases: 82 62 37 93 49 67 56 53 20 n/a
Down 78%

New Senior Investment Group

15

 Financial Update  PeninsulaGig Harbor, WA

Observations on Recent Occupancy & Financial Trends

- **4Q20 was the third full quarter where COVID-19 impacted the Company's results**
- **Continuing to see the impact of the pandemic on occupancy results in 1Q21 to date**

Occupancy

- Ending occupancy **down 150bps** sequentially from 3Q20 to 4Q20, an improvement versus the 160bps decline in 3Q20
  - Monthly trend worsened from October through January; move-ins declined due to surge in national COVID cases
- Monthly leads increased in January to highest level since pandemic began; stronger volume has continued into February
- February ending occupancy trend expected to improve versus January, as month-to-date move-ins are up versus January

Operating Expenses

- YoY: 4Q20 expenses **down 3.7%** from 4Q19, driven by occupancy-related savings
  - Excluding COVID-19 specific costs, 4Q20 expenses **down 4.7%** YoY
- QoQ: 4Q20 expenses **down 3.4%** from 3Q20, driven by occupancy-related savings and typical seasonality

NOI & AFFO

- 4Q20 total same store cash NOI **down 9.6% YoY**; full year 2020 total same store cash NOI **down 5.1% YoY**
- 4Q20 cash interest expense flat versus 3Q20
- 4Q20 AFFO per share of **$0.17**; full year 2020 AFFO per share of **$0.71**

New Senior Investment Group

17

 Full Year Results      2019  2020  YoY  88.7%  81.8%  (690bps)  $2,700   $2,718   0.7%  40.6%  39.6%  (100bps)  $137,307   $129,870   (5.4%)  5,749   5,907   2.7%  $143,056   $135,777   (5.1%)        $0.67  $0.71  $0.04  18  Financial Results – 4Q 2020 & Full Year 2020  4Q20: Same store cash NOI down 9.6% YoY and down 1.4% QoQAFFO per share was $0.17, down $0.01 per share versus 4Q19 and flat versus 3Q20FY20: Same store cash NOI down 5.1% YoY and AFFO per share was $0.71, up $0.04 per share versus 2019  ($ in thousands, except RevPOR and per share data)  Quarterly Results             4Q19  3Q20  4Q20  QoQ   YoY  IL Ending Occupancy  88.7%  83.3%  81.8%  (150bps)  (690bps)  IL RevPOR  $2,711   $2,747   $2,713   (1.2%)  0.1%  IL Margin  40.8%  38.6%  39.1%  50bps  (170bps)   IL Cash NOI (102 Properties)  $34,502   $31,465   $31,011   (1.4%)  (10.1%)   CCRC Cash NOI (1 Property)  1,450   1,490   1,490   0.0%  2.8%  Total Same Store Cash NOI (103 Properties)  $35,952   $32,955   $32,501   (1.4%)  (9.6%)              AFFO Per Share  $0.18  $0.17  $0.17  --  ($0.01)

Lead and Move-in Trends

- **January leads reached a new pandemic-high, and were up over 100% versus the April low point**
  - Lead volume slowed in November and December due to holiday seasonality and the resurgence of U.S. COVID activity
  - In January, leads surged 22% vs. December as the COVID environment began to improve nationally and in our properties
  - February lead volume expected to decline slightly from fewer days, but weekly volume has remained strong
- **Monthly move-ins have trended lower in recent months, but expected to increase in February**
  - After reaching pandemic-high in October, November through January saw lower volume in line with COVID trends
  - Following strong lead growth in January, month-to-date February move-ins are at their highest point since November

Monthly Leads



6,000
5,000
4,000
3,000
2,000
1,000
0
+101%
5,516
2,745
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb E

Monthly Move-ins



400
350
300
250
200
150
100
50
0
351
-30%
244
145
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb E

New Senior Investment Group

19

Move-out and Occupancy Trends

- **January move-outs were flat versus December, and remained 10% below recent peak in August**
  - Move-outs were above historical averages from July through October, but have trended closer to typical levels since
  - Non-controllable move-outs (death, higher level of care) increasing in Jan. and Feb., in part from elevated COVID cases
- **Quarterly occupancy declines improved throughout the year**
  - Monthly occupancy trend worsened from November to January, in line with declining move-in volume
- **February currently pacing to decline 60bps, an improvement from prior months as move-ins have trended higher**

Monthly Move-outs



450
400
350
300
250
200
150
100
50
0
294
379
-10%
340
Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb E

Change in Ending Occupancy



Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb E
0bp
-20bp
-40bp
-60bp
-80bp
-100bp
-120bp
-140bp
-130bp
-120bp
-60bp
-70bp
-50bp
-50bp
-60bp
-20bp
-60bp
-70bp
-80bp
-60bp
2Q: -250bp
3Q: -160bp
4Q: -150bp

New Senior Investment Group

20

Expense Trends

- **With no healthcare exposure, our IL portfolio has continued to benefit from a more flexible expense structure**
- **Total expenses in 4Q20 were down 3.7% YoY, and down 4.7% excluding COVID-19 expenses**
  - Continuing to see significant savings in occupancy-related costs (e.g., supplies, labor, referral fees, commissions)
  - COVID-19 expenses decreased 40% versus 3Q20 as operators implemented new cost-reducing strategies throughout 2020
- **Overall, we have seen modest pressure on margins due to occupancy and revenue declines**

4Q20 Expenses versus 4Q19 Expenses



Total expenses down 3.7% YoY
$50.1mm
$48.2mm
4Q19 Expenses
COVID-related expenses
Offset by Decrease in Operating Expenses
4Q20 Expenses

Historical Operating Margins



40% 40% 40%
41% 41% 41%
40% 40% 39%
43% 41% 39%
2018 2019 2020
1Q
2Q
3Q
4Q

New Senior Investment Group
21

 1Q 2021 Guidance  22  Based on latest results and current trends, we are providing guidance for 1Q21 results 1Q21 total cash NOI (includes all 103 properties): down approximately 15% YoY Comparable period of 1Q20 was not significantly impacted by COVID-19; occupancy began to decline in March 20201Q21 results driven by occupancy declines sustained throughout 2020, as well as additional declines experienced in 1Q21Based on latest trends, occupancy assumption includes monthly declines of 60bps in February and 30bps in March1Q21 AFFO per share: $0.14 to $0.15 per shareSequential decline from 4Q20 driven by NOI decline Going forward, we remain committed to being transparent and will provide updates as appropriate  1Q21 Guidance    1Q20  2Q20  3Q20  4Q20  1Q21  IL Sequential Occupancy Decline(102 properties)  (130bps)  (250bps)  (160bps)  (150bps)  Appx. (170bps)  Total Same Store Cash NOI (103 properties)   0.1%  (3.1%)  (7.6%)  (9.6%)  Appx. (15%)  AFFO Per Share   $0.17  $0.19  $0.17  $0.17  $0.14 to $0.15

 Appendix  Springs of NapaNapa, CA

Capital Structure, Debt Maturities & Liquidity(1)

- **As of Dec. 31, 2020 the Company had $1.5 billion of debt**
  - Fixed rate exposure of 72%
- **Average LIBOR for 4Q20 was in-line with 3Q20**
  - Current spot rate of 11bps
- **No significant debt maturities until 2025**
  - Repaid $20 million of preferred stock in December 2020 related to internalization

Recent LIBOR Trends



200bps
150bps
100bps
50bps
0bps
1Q20 average of 165bps
2Q20 average of 50bps
3Q20 average of 16bps
4Q20 average of 15bps
As of 2/22/21, spot rate of 11bps
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21

Debt Composition(3)

($ in millions)

	Amounts	% of Total	W.A. Maturity in Years	Interest Rate
Fixed	$1,083	72%	4.5 years	3.9%
Floating	419	28%	5.7 years	2.5%
Total Debt	**$1,502**	**100%**	**5.3 years**	**3.5%**

Debt Maturity & Amortization Schedule

($ in millions)



9
68(2)
20
24
1,120
5
5
5
6
240
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

1) Debt information is as of 12/31/2020 and based on current unpaid principal balance.
2) Company has two one-year extension options to extend the maturity date on $49 million, subject to a fee of 13bps of the total commitment on the second extension option.
3) Includes the impact of swaps that effectively converted $620 million LIBOR-based floating rate debt to fixed rate debt.

New Senior Investment Group

24

 1Q 2021 Guidance – Non-GAAP Reconciliation  25     Low  High  Net Loss Attributable to Common Stockholders  ($0.08)  ($0.07)  Depreciation & amortization  0.19  0.19  FFO  $0.11  $0.12          Acquisition, transaction & integration expense  0.01   0.01   Normalized FFO   $0.12  $0.13          Amortization of deferred financing costs  0.01   0.01   Amortization of deferred community fees & other  (0.01)  (0.01)  Amortization of equity-based compensation  0.02  0.02  AFFO   $0.14   $0.15  First Quarter 2021 Per Share Reconciliation(1)  The Company’s expectations are based on a number of other assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

NOI Reconciliation – 4Q 2020 Year-over-Year

($ in thousands)	4Q20			4Q19		
	IL Properties	CCRC	Total	IL Properties	CCRC	Total
Same store cash NOI (excluding COVID-19 related expenses)	$31,453	$1,490	$32,943	$34,502	$1,450	$35,952
COVID-19 related expenses	(442)	-	(442)	—	-	-
Same Store Cash NOI	**31,011**	**1,490**	**32,501**	**34,502**	**1,450**	**35,952**
Straight-line rental revenue	-	95	95	-	134	134
Amortization of deferred community fees and other[1]	1,120	(2)	1,118	(21)	(2)	(23)
Total NOI	**$32,131**	**$1,583**	**$33,714**	**$34,481**	**$1,583**	**$36,063**
Interest expense			(14,522)			(17,982)
Depreciation and amortization			(15,769)			(17,502)
General and administrative expense			(5,373)			(5,925)
Acquisition, transaction & integration expense			(272)			(332)
Other expense			(944)			(683)
Income tax expense			(22)			(22)
Litigation proceeds, net			—			82
Loss from Continuing Operations			**(3,188)**			**(6,301)**
Discontinued operations, net			—			245
Net Loss			**(3,188)**			**(6,056)**
Deemed dividend on redeemable preferred stock			(601)			(605)
Net Loss Attributable to Common Stockholders			**($3,789)**			**($6,661)**

1) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

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NOI Reconciliation – 4Q 2020 Quarter-over-Quarter

($ in thousands)	4Q20			3Q20		
	IL Properties	CCRC	Total	IL Properties	CCRC	Total
Same store cash NOI (excluding COVID-19 related expenses)	$31,453	$1,490	$32,943	$32,250	$1,490	$33,740
COVID-19 related expenses	(442)	-	(442)	(785)	-	(785)
Same Store Cash NOI	**31,011**	**1,490**	**32,501**	**31,465**	**1,490**	**32,955**
Straight-line rental revenue	-	95	95	-	95	95
Amortization of deferred community fees and other[1]	1,120	(2)	1,118	160	(2)	158
Total NOI	**$32,131**	**$1,583**	**$33,714**	**$31,625**	**$1,583**	**$33,208**
Interest expense			(14,522)			(14,540)
Depreciation and amortization			(15,769)			(16,204)
General and administrative expense			(5,373)			(5,905)
Acquisition, transaction & integration expense			(272)			(43)
Other expense			(944)			(192)
Income tax expense			(22)			(74)
Net Loss			**(3,188)**			**(3,750)**
Deemed dividend on redeemable preferred stock			(601)			(605)
Net Loss Attributable to Common Stockholders			**($3,789)**			**($4,355)**

1) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

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NOI Reconciliation – Full Year 2020 Year-over-Year

($ in thousands)	2020			2019		
	IL Properties	CCRC	Total	IL Properties	CCRC / Other Properties	Total
Same store cash NOI (excluding COVID-19 related expenses)	$133,041	$5,907	$138,948	$137,307	$5,749	$143,056
COVID-19 related expenses	(3,171)	-	(3,171)	-	-	-
Same Store Cash NOI	**129,870**	**5,907**	**135,777**	**137,307**	**5,749**	**143,056**
Non-same store cash NOI[1]	-	-	-	-	(626)	(626)
Straight-line rental revenue	-	431	431	-	589	589
Amortization of deferred community fees and other[1][2]	2,020	(8)	2,012	(1,539)	66	(1,473)
Total NOI	**$131,890**	**$6,330**	**$138,220**	**$135,768**	**$5,778**	**$141,546**
Interest expense			(61,562)			(76,364)
Depreciation and amortization			(66,291)			(68,806)
General and administrative expense			(23,018)			(21,672)
Acquisition, transaction & integration expense			(467)			(1,501)
Loss on extinguishment of debt			(5,884)			(335)
Other expense			(1,464)			(2,076)
Income tax expense			(178)			(210)
Litigation proceeds, net			—			38,308
Loss on sale of real estate			—			(122)
Income (Loss) from Continuing Operations			**(20,644)**			**8,768**
Gain on sale of real estate			19,992			—
Loss from discontinued operations			(3,107)			(6,754)
Discontinued Operations, net			**16,885**			**(6,754)**
Net Income (Loss)			**(3,759)**			**2,014**
Deemed dividend on redeemable preferred stock			(2,403)			(2,407)
Net Loss Attributable to Common Stockholders			**($6,162)**			**($393)**

1) Includes amounts from two AL/MC properties that were sold in the second quarter of 2019.
2) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.

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GAAP Reconciliation of FFO, Normalized FFO, AFFO and Normalized FAD

($ and shares in thousands, except per share data)	4Q20	Full Year 2020
Net Loss Attributable to Common Stockholders	**($3,789)**	**($6,162)**
Add (Deduct):		
Gain on sale of real estate	-	(19,992)
Depreciation and amortization	15,769	66,291
FFO	**$11,980**	**$40,137**
FFO per Basic Share	**$ 0.15**	**$ 0.49**
FFO per Diluted Share	**$ 0.14**	**$ 0.48**
Acquisition, transaction and integration expense	272	1,504
Compensation expense related to transition awards	299	1,280
Loss on extinguishment of debt	-	9,486
Other expense(1)	957	1,345
Normalized FFO	**$13,508**	**$53,752**
Normalized FFO per Basic Share	**$ 0.16**	**$ 0.65**
Normalized FFO per Diluted Share	**$0.16**	**$ 0.64**
Straight-line rental revenue	(95)	(431)
Amortization of deferred financing costs	799	3,380
Amortization of deferred community fees and other(2)	(1,118)	(3,022)
Amortization of equity-based compensation	1,452	5,393
AFFO	**$14,546**	**$59,072**
AFFO per Basic Share	**$ 0.18**	**$ 0.72**
AFFO per Diluted Share	**$ 0.17**	**$ 0.71**
Routine capital expenditures	(1,795)	(6,045)
Normalized FAD	**$12,751**	**$53,027**
Normalized FAD per Basic Share	**$ 0.15**	**$ 0.64**
Normalized FAD per Diluted Share	**$ 0.15**	**$ 0.63**
Weighted average basic shares outstanding	82,569	82,496
Weighted average diluted shares outstanding(3)	84,272	83,547

1) Primarily includes insurance recoveries and casualty related charges.
2) Includes amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives.
3) Diluted share amounts have been calculated using the treasury stock method.

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Glossary

Cash NOI Margin

Cash NOI margin is equal to Cash NOI divided by Cash Revenue.

Discontinued Operations

Discontinued operations consists of 28 AL/MC properties that represented the entire Managed AL/MC Properties segment prior to the fourth quarter of 2019 and were classified as discontinued operations as of December 31, 2019. The properties were subsequently sold in February 2020.

EBITDARM

EBITDARM is a non-GAAP measure that represents earnings before interest, taxes, depreciation, amortization, rent and management fees for the period stated unless otherwise noted. We use EBITDARM in determining coverage and as a supplemental measure of the ability of the property to generate sufficient liquidity to meet related obligations to us. For our triple net lease portfolio, all facility financial performance data was derived solely from information provided by operators/tenants without independent verification by us. EBITDARM does not represent net income or cash flow from operations and should not be considered an alternative to those indications.

EBITDARM Coverage

Facility EBITDARM divided by the aggregate of base rent and any additional rent due to us for the same period. EBITDARM coverage is a supplemental measure of a property's ability to generate cash flows for the operator/tenant (not for us) to meet the operator's/tenant's related rent and other obligations to us.

Enterprise Value

Enterprise value is equal to market capitalization plus carrying value of mortgage notes payable, minus cash.

FFO, Normalized FFO, AFFO and Normalized FAD

We use Funds From Operations ("FFO") and Normalized FFO as supplemental measures of our operating performance. We use the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. NAREIT defines FFO as GAAP net income (loss) attributable to common stockholders, which includes loss from discontinued operations, excluding gains (losses) from sales of depreciable real estate assets and impairment charges of depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and joint ventures to reflect FFO on the same basis. FFO does not account for debt principal payments and is not intended as a measure of a REIT's ability to satisfy such payments or any other cash requirements.

FFO, Normalized FFO, AFFO and Normalized FAD (continued)

Normalized FFO, as defined below, measures the financial performance of our portfolio of assets excluding items that, although incidental to, are not reflective of the day-to-day operating performance of our portfolio of assets. We believe that Normalized FFO is useful because it facilitates the evaluation of our portfolio's operating performance (i) between periods on a consistent basis and (ii) to the operating performance of other real estate companies. However, comparability may be limited because our calculation of Normalized FFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define Normalized FFO as FFO excluding the following income and expense items, as applicable: (a) acquisition, transaction and integration related expenses; (b) the write off of unamortized discounts, premiums, deferred financing costs, or additional costs, make whole payments and penalties or premiums incurred as the result of early repayment of debt (collectively "Gain (Loss) on extinguishment of debt"); (c) incentive compensation recognized as a result of sales of real estate; (d) the remeasurement of deferred tax assets; (e) valuation allowance on deferred tax assets, net; (f) termination fee to affiliate; (g) gain on lease termination; (h) compensation expense related to transition awards; (i) litigation proceeds; and (j) other items that we believe are not indicative of operating performance, generally reported as "Other (income) expense" in the Consolidated Statements of Operations.

We also use AFFO and Normalized FAD as supplemental measures of our operating performance. We believe AFFO is useful because it facilitates the evaluation of (i) the current economic return on our portfolio of assets between periods on a consistent basis and (ii) our portfolio versus those of other real estate companies that report AFFO. However, comparability may be limited because our calculation of AFFO may differ significantly from that of other companies, or because of features of our business that are not present in other companies.

We define AFFO as Normalized FFO excluding the impact of the following: (a) straight-line rents; (b) amortization of above / below market lease intangibles; (c) amortization of deferred financing costs; (d) amortization of premium or discount on mortgage notes payable; (e) amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives and (f) amortization of equity-based compensation expense.

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Glossary  FFO, Normalized FFO, AFFO and Normalized FAD (continued)We define Normalized FAD as AFFO less routine capital expenditures, which we view as a cost associated with the current economic return. Normalized FAD, which does not reflect debt principal payments and certain other expenses, does not represent cash available for distribution to stockholders. We believe Normalized FAD is useful because it fully reflects the additional economic costs of maintaining the condition of the portfolio.Gross Assets The carrying amount of total assets, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Investment Represents the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, for all assets owned as of the end of the respective reporting period. Net Operating Income (“NOI”) and Cash NOINOI and cash NOI are non-GAAP measures. We define NOI as total revenue less property operating expenses, which include property management fees and travel cost reimbursements. Cash receipts may differ due to straight-line recognition of certain rental income and the application of other GAAP policies. We define cash NOI as NOI excluding the effects of straight-line rental revenue, amortization of above / below market lease intangibles and amortization of deferred community fees and other, which includes the net change in deferred community fees and other rent discounts or incentives. We believe that NOI and cash NOI serve as useful supplemental measures to net income because they allow investors, analysts and management to measure unlevered property-level operating results and to compare our operating results between periods and to the operating results of other real estate companies on a consistent basis.  31  Occupancy For the managed portfolio, occupancy represents the facilities’ average operating occupancy for the applicable period. For the triple net lease portfolio, occupancy is based on the period reported unless otherwise noted. The percentages are calculated based on available beds. All occupancy data was derived solely from information provided by operators/tenants without independent verification by us. RevPORRepresents average cash revenues per occupied bed per month. We use RevPOR to evaluate the revenue generating potential of our senior housing portfolio independent of fluctuating occupancy rates.Same StoreSame store data presented herein excludes properties acquired, sold, transitioned to other operators or between segments, or classified as held for sale or discontinued operations during the comparable periods. Same store data is intended to enable management to evaluate the performance of a consistent portfolio of real estate in a manner that eliminates variances attributable to changes in the composition of our portfolio over time, due to sales and various other factors. Upon implementation of ASC 842 on 1/1/2019, bad debt expense is required to offset revenue as opposed to being included in operating expense under previous guidance. Accordingly, we have reclassified bad debt expense for prior years to offset revenue in order to facilitate a historical comparison. The change has no impact on the Company’s NOI or Cash NOI.